Other operating income (expenses), net	12 Months Ended
Dec. 31, 2021
Other operating income (expenses), net

31	Other operating income (expenses), net

	2021	2020	2019

Other operating income, net	71,877	70,288	75,667
Other operating expenses	(93,718)	37,368	(94,415)

Other operating income (expenses), net	(21,841)	107,656	(18,748)

Other operating income includes the sale of property, plant and equipment, sale of contracts awarded in public bids, right to sell electricity, indemnities and reimbursement of expenses, fines and guarantees, property leases, reuse water, PURA projects and services, net of Cofins and Pasep.

Other operating expenses consist mainly of derecognition of concessions assets due to obsolescence, discontinued construction works, unproductive wells, projects considered economically unfeasible, losses on property, plant and equipment, estimated losses and operational assets indemnification.